Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Social Capital Hedosophia Holdings Corp (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2017, as filed with the Securities and Exchange Commission (the “Report”), I, Chamath Palihapitiya, Chief Executive Officer, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 14, 2017	By:	/s/ Chamath Palihapitiya
Chamath Palihapitiya
Chief Executive Officer (Principal Executive Officer)